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EXHIBIT 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the inclusion of our report dated March 2, 2004 relating to the consolidated annual accounts of Gas Natural, S.D.G., S.A. and its group companies as of December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003, in the Annual Report of Repsol YPF, S.A. on Form 20-F for the year ended December 31, 2003 and in the Registration Statements Nos. 333-12254 and 333-10668 filed with the Securities and Exchange Commission.

                      /s/ Pricewaterhouse Coopers

                      PricewaterhouseCoopers

June 30, 2004

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CONSENT OF INDEPENDENT ACCOUNTANTS